Exhibit 99.1
                                                                    ------------

           CERTIFICATION PURSUANT TO SECTION 906 FOR NORTHROP GRUMMAN
              ELECTRONIC SENSORS & SYSTEMS SECTOR UNION REPRESENTED
                     EMPLOYEES SAVINGS AND INVESTMENT PLAN


                                     Exhibit

     Additional Exhibit under Item 99 of Item 601(b) of Regulation S-K accompanying this Report on Form 11-K pursuant to Interim Guidance in Securities and Exchange Commission Release No. 34-47551 et al. and not deemed filed herewith:

     Certification of the Chairman, Administrative Committee of the Northrop Grumman Electronic Sensors & Systems Sector Union Represented Employees Savings and Investment Plan furnished in connection with its Annual Report on Form 11-K for the year ended December 31, 2002 pursuant to 18 U.S.C.
     Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of the Northrop Grumman Electronic Sensors & Systems Sector Union Represented Employees Savings and Investment Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on June 30, 2003, (the "Report"), I, J. Michael Hateley, Chairman of the Administrative Committee of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                                              /s/ J. Michael Hateley
                                              -------------------------------
                                              J. Michael Hateley
                                              Chairman, Administrative Committee



  A signed original of this written statement required by Section 906 has been provided to the Administrative Committee of the Plan and will be retained by the
    Administrative Committee of the Plan and furnished to the Securities and
                 Exchange Commission or its staff upon request.